ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (as amended, restated, supplemented or otherwise modified, this “Agreement”) is entered into as of this 30th day of August, 2011 by and between PLATINUM LONG TERM GROWTH LLC (“Assignor”) and GOLD ACQUISITION CORP. (“Assignee”).

WHEREAS, Assignor and Firstgold Corp., Debtor-in-Possession, are party to that certain Asset Purchase Agreement dated as of April 2011 (the “APA”);

WHEREAS, Assignor, Lakewood Group LLC (“Lakewood” and, together with Assignor, the “Creditors”) and Sagebrush Gold, Ltd. (“Sage”) are parties to a Letter Agreement (the “Letter Agreement”), dated as of July 18, 2011, pursuant to which Assignee shall purchase the Purchased Interest (as defined in the Letter Agreement);

WHEREAS, Assignor, as collateral agent with respect to the Buyer Debt (as defined in the APA) is authorized to act on behalf of Lakewood under the APA and the credit bid evidenced thereby;

WHEREAS, pursuant to the Letter Agreement, Sage and the Creditors have formed the Assignee to act as the “Holding Company” described therein; and

WHEREAS, pursuant to, and as contemplated by, the Letter Agreement, the Creditors shall be deemed to have satisfied their obligations thereunder upon the assignment of their rights under the APA to Assignee.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns to Assignee, pursuant to the Letter Agreement, without recourse or representation of any nature other than as expressly set forth in the Letter Agreement, all rights of Assignor under the APA as “Buyer.”  Further, Assignee, by its execution below, hereby assumes all of Assignor’s obligations under the APA.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Assignment and Assumption Agreement as of the date first written above.

Assignor:

Platinum Long Term Growth LLC

By:____________________________

Name:______________________

Title:_______________________

Assignee:

GOLD ACQUISITION CORP.

By:____________________________

Name:______________________

Title:_______________________

[Assignment and Assumption Agreement]